--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                 AMENDMENT NO. 1
                                _________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 31, 1997


                      TAURUS ENTERTAINMENT COMPANIES, INC.
             (Exact name of registrant as specified in its charter)
                        formerly, Taurus Petroleum, Inc.


            Colorado                        0-8835               84-0736215
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                           16770 Hedgecroft, Suite 714
                              Houston, Texas 77060
          (Address of principal executive offices, including zip code)
                                 (281) 820-1181




--------------------------------------------------------------------------------

ITEM  7.    FINANCIAL  STATEMENTS
---------------------------------

(a)          Financial  statements
     1.          Financial  statements  of  XTC  Cabaret,  Inc.
     a) Balance Sheets of XTC Cabaret, Inc. as of December 31, 1997 (unaudited) and September 30, 1997.

     b) Statements of operations of XTC Cabaret, Inc. for the three months ended December 31, 1997 (unaudited) and for the period November 12, 1996
(inception)  to  September  30,  1997.

     c) Statements of cash flows of XTC Cabaret, Inc. for the three months ended December 31, 1997 (unaudited) and for the period November 12, 1996
(inception)  to  September  30,  1997.

     2.          Financial  statements  of  Citation  Land,  LLC
     a) Balance Sheets of Citation Land, LLC as of December 31, 1997 (unaudited) and September 30, 1997 and 1996.

     b) Statements of operations of Citation Land, LLC for the three months ended December 31, 1997 (unaudited) and years ended September 30, 1997 and 1996.

     c) Statements of cash flows of Citation Land, LLC for the three months ended December 31, 1997 (unaudited) and years ended September 30, 1997 and 1996.

     3. Special-purpose financial statements of Atcomm Services, Inc. d/b/a Broadstreets Cabaret.
     a) Statements of assets acquired from Atcomm Services, Inc. d/b/a Broadstreets Cabaret as of December 31, 1997 (unaudited) and September 30, 1997 and 1996.

     b) Statements of operations related to assets acquired from Atcomm Services, Inc. d/b/a Broadstreets Cabaret for the three months ended December
31,  1997  (unaudited)  and  years  ended  September  30,  1997  and  1996.

     c) Statements of cash flows related to assets acquired from Atcomm Services, Inc. d/b/a Broadstreets Cabaret for the three months ended December
31,  1997  (unaudited)  and  years  ended  September  30,  1997  and  1996.

     4.          Special-purpose  financial statements of The Enigma Group, Inc.
     a) Statements of assets acquired and liabilities assumed from The Enigma Group, Inc. as of December 31, 1997 (unaudited) and September 30, 1997.

     b) Statements of operations related to assets acquired and liabilities assumed from The Enigma Group, Inc. for the three months ended December 31, 1997 (unaudited) and the year ended September 30, 1997.

     c) Statements of cash flows related to assets acquired and liabilities assumed from The Enigma Group, Inc. for the three months ended December 31, 1997 (unaudited) and the year ended September 30, 1997.

    (b)      Pro-forma  financial  information

    (c)      Exhibits

     None.

                                  ITEM 7(A) 1.

                             FINANCIAL STATEMENTS OF
                                XTC CABARET, INC.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To  the  Board  of  Directors
of  XTC  Cabaret,  Inc.

We have audited the accompanying balance sheets of XTC Cabaret, Inc. ("XTC") as of September 30, 1997, and the related statements of operations and cash flows for the period November 12, 1996 (Inception) to September 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of XTC Cabaret, Inc. as of September 30, 1997, and the statements of operations and cash flows for the period November 12, 1996 (Inception) to September 30, 1997, in conformity with generally accepted accounting principles.


/s/  Simonton,  Kutac  &  Barnidge,  L.L.P.
Houston,  Texas

May  13,  1998


                                 XTC CABARET, INC.
                                 -----------------
                                   BALANCE SHEETS
                                   --------------
                                       ASSETS
                                       ------


                                                     December 31,    September 30,
                                                         1997            1997
                                                    --------------  ---------------
                                                     (Unaudited)
Current Assets:
  Accounts receivable
    Trade, net . . . . . . . . . . . . . . . . . .  $      12,248   $        5,289
    Employees. . . . . . . . . . . . . . . . . . .          8,479            9,968
    Other. . . . . . . . . . . . . . . . . . . . .          2,876            1,556
    Notes receivable - related party . . . . . . .         84,927           46,623
    Prepaid expenses . . . . . . . . . . . . . . .          4,500               --
                                                    --------------  ---------------
      Total Current Assets . . . . . . . . . . . .        113,030           63,436
                                                    --------------  ---------------

Property & Equipment:
  Leasehold improvements . . . . . . . . . . . . .         47,196           24,327
  Furniture and equipment. . . . . . . . . . . . .         57,379            8,982
                                                    --------------  ---------------
                                                          104,575           33,309
  Less: Accumulated depreciation and amortization.        (20,486)          (1,642)
                                                    --------------  ---------------
      Total Property & Equipment . . . . . . . . .         84,089           31,667
                                                    --------------  ---------------

Other Assets:
  Other assets . . . . . . . . . . . . . . . . . .             --            4,002
                                                    --------------  ---------------
    Total Other Assets . . . . . . . . . . . . . .             --            4,002
                                                    --------------  ---------------

Total Assets . . . . . . . . . . . . . . . . . . .  $     197,119   $       99,105
                                                    ==============  ===============

LIABILITIES & STOCKHOLDERS' EQUITY
--------------------------------------------------

Current Liabilities:
  Cash overdraft . . . . . . . . . . . . . . . . .  $      23,162   $        9,565
  Accounts payable and accrued liabilities . . . .         71,075           51,944
  Income taxes payable . . . . . . . . . . . . . .         24,122           12,216
  Note payable - related party . . . . . . . . . .         52,060               --
                                                    --------------  ---------------
      Total Current Liabilities. . . . . . . . . .        170,419           73,725
                                                    --------------  ---------------

Stockholders' Equity:
  Common stock, no par value 1,000 shares
    authorized, issued and outstanding . . . . . .          1,000            1,000
  Retained earnings. . . . . . . . . . . . . . . .         25,700           24,380
                                                    --------------  ---------------
    Total Stockholders' Equity . . . . . . . . . .         26,700           25,380
                                                    --------------  ---------------

Total Liabilities and Stockholders' Equity . . . .  $     197,119   $       99,105
                                                    ==============  ===============

   The accompanying notes are an integral part of these financial statements.


                               XTC CABARET, INC.
                               -----------------
                            STATEMENTS OF OPERATIONS
                            ------------------------

                                                   Period from
                                  For the Three    November 22,
                                   Months Ended      1996 to
                                   September 30,   December 31,
                                       1997            1997
                                  --------------  --------------
                                    (Unaudited)
Operating Revenue:
  Cover charge revenue . . . . .  $      474,950  $     971,122
  Floor fee revenue. . . . . . .          64,791        111,722
  Bar & Food sales revenue . . .          60,078         96,881
  Other revenue. . . . . . . . .          37,330        110,971
                                  --------------  --------------

    Total operating revenue. . .         637,149      1,290,696
                                  --------------  --------------

Operating Expenses:
  Costs of sales . . . . . . . .          45,748         69,161
  Salaries and wages . . . . . .         232,444        558,562
  Rent and utilities . . . . . .         185,047        372,687
  General and administrative . .          39,461         84,240
  Taxes and insurance. . . . . .          45,418         85,740
  Advertising. . . . . . . . . .          59,859         80,818
  Depreciation and amortization.          15,946          1,642
                                  --------------  --------------

    Total operating expenses . .         623,923      1,252,850
                                  --------------  --------------

Income from operations . . . . .          13,226         37,846
                                  --------------  --------------

Other Income (Expense):
  Other income (expense), net. .              --         (1,250)
                                  --------------  --------------

    Total other income (expense)              --         (1,250)
                                  --------------  --------------

Income before income taxes . . .          13,226         36,596

Income taxes . . . . . . . . . .          11,906         12,216
                                  --------------  --------------

Net income . . . . . . . . . . .  $        1,320  $      24,380
                                  ==============  ==============

   The accompanying notes are an integral part of these financial statements.


                                STATEMENTS OF CASH FLOWS
                                ------------------------


                                                                          Period from
                                                         For the Three    November 22,
                                                         Months Ended      1996 to
                                                         September 30,    December 31,
                                                             1997             1997
                                                        ---------------  --------------
                                                          (Unaudited)
Cash Flows from Operations:
  Net income . . . . . . . . . . . . . . . . . . . . .  $        1,320   $      24,380

Adjustments to Reconcile Net Income to
  Net Cash Provided by Operations:
    Depreciation and amortization. . . . . . . . . . .          15,946           1,642
    Increase in accounts receivable. . . . . . . . . .          (6,959)         (5,289)
    Increase in accounts receivable - employees. . . .           1,489          (9,968)
    Increase in accounts receivable - other. . . . . .          (1,320)         (1,556)
    Decrease (increase) in prepaid expenses. . . . . .          (4,500)             --
    Increase in other assets . . . . . . . . . . . . .           4,002          (4,002)
    Increase in cash overdrafts. . . . . . . . . . . .          13,597           9,565
    Increase in accounts payable and accrued expenses.          19,132          51,944
    Increase in income taxes payable . . . . . . . . .          11,906          12,216
                                                        ---------------  --------------
      Net Cash Provided by Operations. . . . . . . . .          54,613          78,932
                                                        ---------------  --------------

Cash Flows from Investing Activities:
    Payments on notes receivable . . . . . . . . . . .         (38,305)        (46,623)
    Cash payments for the purchase of property . . . .         (68,368)        (33,309)
                                                        ---------------  --------------
      Net Cash Used in Investing Activities. . . . . .        (106,673)        (79,932)
                                                        ---------------  --------------

Cash Flows from Financing Activities:
    Proceeds from sale of common stock . . . . . . . .              --           1,000
    Proceeds from notes payable - related party. . . .          52,060              --
                                                        ---------------  --------------
      Net Cash Provided by Financing Activities. . . .          52,060           1,000
                                                        ---------------  --------------

Net increase (decrease) in cash. . . . . . . . . . . .              --              --

Cash, beginning of year. . . . . . . . . . . . . . . .              --              --
                                                        ---------------  --------------

Cash, end of year. . . . . . . . . . . . . . . . . . .  $           --   $          --
                                                        ===============  ==============

                                XTC CABARET, INC.
                                -----------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------


NOTE  1  -  BUSINESS
--------------------

ORGANIZATION - XTC Cabaret, Inc. ("XTC" or "Company") was incorporated on November 12, 1996 in the State of Texas. Headquartered in Houston, Texas, XTC operates three adult nightclubs, two in Houston, Texas and one in Austin, Texas.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

REVENUE RECOGNITION - Revenues are recognized when services are performed and are recorded.

CASH EQUIVALENTS - For purposes of the statement of cash flows, XTC considers any short-term cash investment with a maturity of three months or less to be a cash equivalent.

PROPERTY AND EQUIPMENT - Property and equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset or over the lease term, if shorter. Lease terms are generally five to seven years for equipment and furniture.

INCOME TAXES - The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes," which requires the use of the "liability method" of accounting for income taxes. Deferred taxes are provided using the liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. As of September 30, 1997, there are no significant temporary differences for book vs. tax purposes.

USE OF ESTIMATES AND ASSUMPTIONS - Management uses estimates and assumptions in preparing its financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results may vary from the estimates that were used.

NOTE  3  -  LEASES
------------------

The Company, as lessee, has entered into a non-cancelable lease for real estate with Citation Land, LLC. Eric Langan, the majority shareholder of Citation Land, LLC, is a majority shareholder of XTC. Future minimum lease payments under non-cancelable leases at September 30,1997 are as follows:

                     For the Years Ending                     Operating
                        September  30,                         Leases
                        --------------                       ----------

                             1998                            $  234,000
                             1999                               234,000
                             2000                               234,000
                             2001                               234,000
                             2002                               234,000
                           Thereafter                         3,330,000
                                                             ----------

Total  minimum  lease  payments                              $4,500,000
                                                             ==========

Rent expense during the years ended September 30,1997 and 1996, for all operating leases was $261,459 and $98,117, respectively, and is included in operating expenses.

NOTE  4  -  RELATED  PARTY  TRANSACTIONS
----------------------------------------

Notes receivable from related parties consists primarily of working capital advances to Taurus Entertainment Companies, Inc. and BBI, Inc., entities which have common shareholders of XTC. These amounts bear no interest and are due upon demand.

NOTE  5  -  SUBSEQUENT  EVENTS
------------------------------

On December 31, 1997, Taurus Entertainment Companies, Inc. ("Taurus") entered into a Stock Exchange Agreement with the stockholders of XTC Cabaret, Inc. (the "XTC Agreement") which provided for the acquisition by Taurus of all of the outstanding stock of XTC Cabaret, Inc. ("XTC"). XTC operates three adult entertainment businesses, two in Houston and one in Austin. (On December 31, 1997, Taurus also entered into an Exchange Agreement with the members of Citation Land, LLC (the "Citation Agreement") which provided for the acquisition by Taurus of all of the outstanding membership interests in Citation Land, LLC ("Citation")). Citation owns certain real estate in Houston, Texas at which XTC operates an adult entertainment business. The Company intends to continue operating XTC as an adult entertainment business.

------------------------------------------

Pursuant to the terms of the XTC Agreement, Taurus paid the XTC Stockholders an aggregate of 525,000 shares of common stock of Taurus valued at $1.00 per share. The XTC Agreement was the result of negotiations between Taurus and the XTC Stockholders and was based on numerous factors including the Company's estimate of the value of the assets of XTC which the Company estimated, based upon current operations and future revenues from its three existing adult nightclubs to be approximately $525,000. Eric Langan, Chairman of the Board of Taurus, and Mitchell White, director of Taurus, are the sole stockholders of XTC. Messrs. Langan and White abstained on voting on this transaction.

                                  ITEM 7(A) 2.

                             FINANCIAL STATEMENTS OF
                               CITATION LAND, LLC

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To  the  Board  of  Directors
of  Citation  Land,  LLC

We have audited the accompanying balance sheets of Citation Land, LLC ("Company") as of September 30, 1997 and 1996, and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Citation Land, LLC as of September 30, 1997 and 1996, and the statements of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/  Simonton,  Kutac  &  Barnidge,  L.L.P.
Houston,  Texas

May  13,  1998


                                  CITATION LAND, LLC
                                  ------------------
                                    BALANCE SHEETS
                                    --------------
                                        ASSETS
                                        ------

                                      December 31,    September 30,    September 30,
                                          1997            1997             1996
                                     --------------  ---------------  ---------------
                                       (Unaudited)
Current Assets:
  Cash and equivalents. . . . . . .  $      15,624   $        5,872   $        3,700
  Accounts receivable - officers. .          1,000            2,200               --
  Notes receivable - related party.         75,608           16,500               --
                                     --------------  ---------------  ---------------
    Total Current Assets. . . . . .         92,232           24,572            3,700
                                     --------------  ---------------  ---------------

Property & Equipment:
  Land. . . . . . . . . . . . . . .        494,732          494,732          399,442
  Building. . . . . . . . . . . . .        468,000          468,000          468,000
  Furniture and equipment . . . . .         68,290           31,250               --
                                     --------------  ---------------  ---------------
                                         1,031,022          993,982          867,442
  Less: Accumulated depreciation
    and amortization. . . . . . . .        (53,711)         (34,449)          (8,454)
                                     --------------  ---------------  ---------------
      Total Property & Equipment. .        977,311          959,533          858,988
                                     --------------  ---------------  ---------------

Other Assets:
  Other assets. . . . . . . . . . .         54,400               --            1,000
                                     --------------  ---------------  ---------------
    Total Other Assets. . . . . . .         54,400               --            1,000
                                     --------------  ---------------  ---------------

  Total Assets. . . . . . . . . . .  $   1,123,943   $      984,105   $      863,688
                                     ==============  ===============  ===============

   The accompanying notes are an integral part of these financial statements.


                                  CITATION LAND, LLC
                                  ------------------
                               BALANCE SHEETS, CONTINUED
                               -------------------------
                             LIABILITIES & MEMBERS' EQUITY
                             -----------------------------


                                          December 31,   September 30,   September 30,
                                              1997            1997            1996
                                          -------------  --------------  --------------
                                           (Unaudited)
Current Liabilities:
  Accounts payable . . . . . . . . . . .  $       1,895  $           --  $           --
  Income taxes payable . . . . . . . . .         46,405          41,080              --
  Note payable - related parties . . . .        110,213          10,213          10,213
  Current portion long-term obligations.        131,030         112,899         112,974
                                          -------------  --------------  --------------

    Total Current Liabilities. . . . . .        289,543         164,192         123,187

Long-term obligations. . . . . . . . . .        735,668         734,589         734,260
                                          -------------  --------------  --------------

    Total Liabilities. . . . . . . . . .      1,025,211         898,781         857,447
                                          -------------  --------------  --------------

Members' Equity. . . . . . . . . . . . .         98,733          85,324           6,241
                                          -------------  --------------  --------------

  Total Liabilities and Members' Equity.  $   1,123,944  $      984,105  $      863,688
                                          =============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.


                                 CITATION LAND, LLC
                                 ------------------
                              STATEMENTS OF OPERATIONS
                              ------------------------

                                   For the Three       For the          For the
                                   Months Ended      Year Ended       Year Ended
                                   December 31,     September 30,    September 30,
                                       1997             1997             1996
                                  ---------------  ---------------  ---------------
                                    (Unaudited)
Operating Revenue:
  Rental revenue . . . . . . . .  $       74,424   $      227,262   $       51,257
  Other revenue. . . . . . . . .             346           13,434            8,733
                                  ---------------  ---------------  ---------------

    Total operating revenue. . .          74,770          240,696           59,990
                                  ---------------  ---------------  ---------------

Operating Expenses:
  General and administrative . .             348              103            4,003
  Rent and utilities . . . . . .           5,768            9,770               --
  Taxes and insurance. . . . . .          17,161            8,126               --
  Depreciation and amortization.          19,261           25,994            8,454
                                  ---------------  ---------------  ---------------

    Total operating expenses . .          42,538           43,993           12,457
                                  ---------------  ---------------  ---------------

Income from operations . . . . .          32,232          196,703           47,533
                                  ---------------  ---------------  ---------------

Other Income (Expense):
  Interest expense . . . . . . .         (18,823)         (80,496)         (42,292)
                                  ---------------  ---------------  ---------------

    Total other income (expense)         (18,823)         (80,496)         (43,292)
                                  ---------------  ---------------  ---------------

Income before income taxes . . .          13,409          116,207            5,241

Income tax expense . . . . . . .              --           37,124               --
                                  ---------------  ---------------  ---------------

Net income . . . . . . . . . . .  $       13,409   $       79,083   $        5,241
                                  ===============  ===============  ===============

   The accompanying notes are an integral part of these financial statements.


                                        CITATION LAND, LLC
                                        ------------------
                                     STATEMENTS OF CASH FLOWS
                                     ------------------------


                                                  For the Three       For the          For the
                                                  Months Ended      Year Ended       Year Ended
                                                  December 31,     September 30,    September 30,
                                                      1997             1997             1996
                                                 ---------------  ---------------  ---------------
                                                   (Unaudited)
Cash Flows from Operations:
  Net income. . . . . . . . . . . . . . . . . .  $       13,409   $       79,083   $        5,241

Adjustments to Reconcile Net Income to
  Net Cash Provided (Used) by Operations:
  Depreciation and amortization . . . . . . . .          19,261           25,994            8,454
  Decrease (increase) in accounts receivable -
    related party . . . . . . . . . . . . . . .           1,200           (2,200)              --
  Decrease (increase) in other assets . . . . .         (54,400)           1,001           (1,000)
  Increase in accounts payable. . . . . . . . .           1,895               --               --
  Increase in income taxes payable. . . . . . .           5,325           41,080               --
                                                 ---------------  ---------------  ---------------
    Net Cash Provided (Used) by
      Operations. . . . . . . . . . . . . . . .         (13,310)         144,958           12,695
                                                 ---------------  ---------------  ---------------

Cash Flows from Investing Activities:
  Payments for notes receivable - related
    party . . . . . . . . . . . . . . . . . . .         (59,108)         (16,500)              --
  Cash payments for the purchase of
    property. . . . . . . . . . . . . . . . . .         (37,040)        (126,540)        (867,442)
                                                 ---------------  ---------------  ---------------
    Net Cash Used by Investing Activities . . .         (96,148)        (143,040)        (867,442)
                                                 ---------------  ---------------  ---------------

Cash Flows from Financing Activities:
  Proceeds from notes payable - related party .         100,000               --           10,213
  Proceeds from long-term obligations . . . . .          35,000          120,330          889,622
  Payments on long-term obligations . . . . . .         (15,790)        (120,076)         (42,388)
                                                 ---------------  ---------------  ---------------
      Net Cash Provided by Financing
         Activities . . . . . . . . . . . . . .         119,210              254          857,447
                                                 ---------------  ---------------  ---------------

Net increase in cash. . . . . . . . . . . . . .           9,752            2,172            2,700
Cash and equivalents, beginning of year . . . .           5,872            3,700            1,000
                                                 ---------------  ---------------  ---------------

Cash and equivalents, end of year . . . . . . .  $       15,624   $        5,872   $        3,700
                                                 ===============  ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                               CITATION LAND, LLC
                               ------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------


NOTE  1  -  BUSINESS
--------------------

ORGANIZATION - Citation Land, LLC ("Citation" or "Company") was incorporated on August 23, 1995 in Texas. Headquartered in Houston, Texas, Citation primarily operates commercial real estate in Houston, Texas.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

REVENUE RECOGNITION - Revenues are recognized when services are performed and are recorded.

CASH EQUIVALENTS - For purposes of the statement of cash flows, Citation considers any short-term cash investment with a maturity of three months or less to be a cash equivalent.

EQUIPMENT - Equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset or over the lease term, if shorter. Lease terms are generally five to seven years for equipment and furniture.

INCOME TAXES - The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes," which requires the use of the "liability method" of accounting for income taxes. Deferred taxes are provided using the liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. As of September 30, 1997 and 1996, there are no significant temporary differences for book vs. tax purposes.

USE OF ESTIMATES AND ASSUMPTIONS - Management uses estimates and assumptions in preparing its financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results may vary from the estimates that were used.

NOTE  3  -  LONG-TERM  OBLIGATIONS
----------------------------------

Long-term  debt  at  year-end  consists  of  the  following:


                                                               September 30,    September 30,
                                                                   1997             1996
                                                              ---------------  ---------------
  Note payable to partnership maturing March 2026,
  due in monthly installments of $576, including principal
  and interest at 12%; secured by real estate. . . . . . . .  $       55,686   $       55,901

                                       F-15

                               CITATION LAND, LLC
                               ------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

NOTE 3 - LONG-TERM OBLIGATIONS, CONTINUED
------------------------------------------------------------

                                                               September 30,    September 30,
                                                                   1997             1996
                                                              ---------------  ---------------
  Note payable to partnership maturing July 2007,
  due in monthly installments of $653, including principal
  and interest at 12%; secured by real estate. . . . . . . .          63,144               --

  Note payable to partnership maturing July 2007,
  due in monthly installments of $309, including principal
  and interest at 12%; secured by real estate. . . . . . . .          29,956               --

  Note payable to corporation maturing December 2000,
  due in monthly principal installments of $6,061 plus
  interest at 9%; secured by real estate.. . . . . . . . . .         204,302          256,093

  Note payable to individual maturing September 2000,
  due in monthly installments of $6,556, including principal
  and interest at 9.25%; secured by real estate. . . . . . .         156,169          169,712

  Note payable to individual maturing March 2006,
  due in monthly installments of $2,573, including
  principal and interest at 9.25%; secured by real estate. .         312,508          314,383

  Note payable to individual maturing September 1998,
  due in monthly installments of $2,435, including
  principal and interest at 9.25%; secured by real estate. .              --           51,145

  Note payable to corporation maturing June 2001,
  due in monthly installments of $667, including
  principal and interest at 8.3%; secured by certain
  equipment. . . . . . . . . . . . . . . . . . . . . . . . .          25,723               --
                                                              ---------------  ---------------
                                                                     847,488          847,234
  Less current maturities. . . . . . . . . . . . . . . . . .        (112,899)        (112,974)
                                                              ---------------  ---------------
                                                              $      734,589   $      734,260
                                                              ===============  ===============

                               CITATION LAND, LLC
                               ------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

NOTE  3  -  LONG-TERM  OBLIGATIONS,  CONTINUED
----------------------------------------------

Scheduled  maturities  of  long-term  debt  are  as  follows:

       For the Years Ending
          September 30,
          --------------

               1998                                       $112,899
               1999                                        130,622
               2000                                        118,799
               2001                                         30,615
               2002                                          3,958
            Thereafter                                     450,596
                                                          --------
                                                          $847,489
                                                          ========

NOTE  4  -  LEASES
------------------

The Company, as lessor, has entered into non-cancelable leases of real estate to XTC Cabaret, Inc. for a base amount of $4,500 per week. Eric Langan, majority shareholder of Citation, is a majority shareholder of XTC Cabaret, Inc. Future minimum lease payments receivable under non-cancelable leases at September 30, 1997 are as follows:

                    For the Years Ending                      Operating
                       September 30,                            Leases
                       -------------                            ------

                            1998                              $ 234,000
                            1999                                234,000
                            2000                                234,000
                            2001                                234,000
                            2002                                234,000
                         Thereafter                           3,330,000
                                                             ----------

Total  minimum  lease  payments                              $4,500,000
                                                             ==========

                               CITATION LAND, LLC
                               ------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

NOTE  5  -  RELATED  PARTY  TRANSACTIONS
----------------------------------------

As of September 30, 1997, note receivable from related party consists of a $16,500 working capital loan to Taurus Entertainment Companies, Inc. The Chairman of the Board and Chief Executive Officer of Taurus Entertainment Companies, Inc. is a majority shareholder of Citation. The note receivable is due on demand and bears no interest.

As of September 30, 1997 and 1996, note payable to related party consists of a $10,213 working capital loan from BBI, Inc., of which ownership consists of common shareholders of Citation. The note payable is due on demand and bears no interest.

NOTE  6  -  SUBSEQUENT  EVENTS
------------------------------

On December 31, 1997, the Taurus Entertainment Companies, Inc. ("Taurus") entered into an Exchange Agreement with the members of Citation Land, LLC (the "Citation Agreement") which provided for the acquisition by the Company of all of the outstanding membership interests in Citation Land, LLC ("Citation"). Citation owns certain real estate in Houston, Texas at which another company, XTC Cabaret, Inc. ("XTC") operates an adult entertainment business (the "XTC Location"). Taurus has also acquired all of the stock of XTC and intends to continue operating an adult entertainment business at the XTC Location. Citation also owns approximately 350 acres of ranch land in Brazoria County, Texas, 50 acres of raw land in Wise County, Texas, and owns options to purchase real estate in Austin, Texas and San Antonio, Texas, at which the Company contemplates operating adult entertainment businesses.

Pursuant to the terms of the Citation Agreement, Taurus paid to the Citation Stockholders an aggregate of 2,500,000 shares of common stock of Taurus which Taurus valued at $1.00 per share. The Citation Agreement was the result of negotiations between Taurus and the members of Citation and was based on numerous factors including Taurus' estimate of the value of the assets of Citation which Taurus estimated, based upon the existing lease, the estimated value of the real estate and the options, to be approximately $2,500,000. Eric Langan, Chairman of the Board of Taurus controlled Citation. Mr. Langan abstained on voting on this transaction.

                                  ITEM 7(A) 3.

                     SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                           ATCOMM SERVICES, INC. D/B/A
                              BROADSTREETS CABARET

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To  the  Board  of  Directors
of  Taurus  Entertainment  Companies,  Inc.

We have audited the accompanying special-purpose statements of assets acquired by Taurus Entertainment Companies, Inc. and Subsidiaries ("the Company") from Atcomm Services, Inc. d/b/a Broadstreets Cabaret ("Atcomm") as of September 30, 1997 and 1996, and the related special-purpose statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special-purpose financial statements were prepared for the purpose of presenting the assets acquired pursuant to an asset purchase agreement dated December 31, 1997, between the Company and Atcomm as discussed in Note 1, and are not intended to be a presentation of financial position, results of operations, and cash flows of the Company in accordance with generally accepted accounting principles.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired from Atcomm as of September 30, 1997 and 1997, and the statements of operations and cash flows for the years then ended, on the basis of accounting described in Note 2.


/s/  Simonton,  Kutac  &  Barnidge,  L.L.P.
Houston,  Texas

May  13,  1998

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                       STATEMENTS OF ASSETS ACQUIRED FROM
                       ----------------------------------
                ATCOMM SERVICES, INC. D/B/A BROADSTREETS CABARET
                ------------------------------------------------

                                   NET ASSETS
                                   ----------


                  December 31,   September 30,   September 30,
                      1997            1997            1996
                  -------------  --------------  --------------
                   (Unaudited)
Current Assets:
  Inventory. . .  $       6,500  $        6,525  $           --
                  -------------  --------------  --------------

  Net Assets . .  $       6,500  $        6,525  $           --
                  =============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.


              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

             STATEMENTS OF OPERATIONS RELATED TO ASSETS ACQUIRED FROM
             --------------------------------------------------------
                 ATCOMM SERVICES, INC. D/B/A BROADSTREETS CABARET
                 ------------------------------------------------

                                  For the Three       For the         For the
                                   Months Ended     Year Ended       Year Ended
                                   December 31,    September 30,   September 30,
                                       1997            1997             1996
                                  --------------  ---------------  --------------
                                   (Unaudited)
Operating Revenue:
  Cover charge revenue . . . . .  $       25,283  $       81,086   $      484,393
  Floor fee revenue. . . . . . .          36,470          60,081           95,233
  Bar and food sales revenue . .         350,274         278,590           63,308
  Other revenue. . . . . . . . .          48,598           9,312           45,335
                                  --------------  ---------------  --------------

    Total operating revenue. . .         460,625         429,069          688,269
                                  --------------  ---------------  --------------

Operating Expenses:
  Costs of sales . . . . . . . .          89,544          84,030           46,336
  Salaries and wages . . . . . .         120,217         138,350          235,478
  Contract labor . . . . . . . .          14,602          45,604           23,603
  Rent and utilities . . . . . .          81,949         148,292          137,937
  General and administrative . .          66,688         118,119          142,453
  Taxes and insurance. . . . . .          53,079          53,167           60,136
  Advertising. . . . . . . . . .          21,932          25,771           21,191
  Legal and professional . . . .           5,289          22,327           15,807
                                  --------------  ---------------  --------------

    Total operating expenses . .         453,300         635,660          682,941
                                  --------------  ---------------  --------------

Income (loss) from operations. .           7,325        (206,591)           5,328
                                  --------------  ---------------  --------------

Other Income (Expense):
  Other income (expense), net. .              --           5,910               --
                                  --------------  ---------------  --------------

    Total other income (expense)              --           5,910               --
                                  --------------  ---------------  --------------

Net income (loss). . . . . . . .  $        7,325  $     (200,681)  $        5,328
                                  ==============  ===============  ==============

   The accompanying notes are an integral part of these financial statements.


                    TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
                    -----------------------------------------------------

                     STATEMENTS OF CASH FLOWS RELATED TO ASSETS ACQUIRED
                     ---------------------------------------------------
                    FROM ATCOMM SERVICES, INC. D/B/A BROADSTREETS CABARET
                    -----------------------------------------------------


                                             For the Three       For the          For the
                                             Months Ended      Year Ended       Year Ended
                                             December 31,     September 30,    September 30,
                                                 1997             1997             1996
                                            ---------------  ---------------  ---------------
                                              (Unaudited)
Cash Flows from Operations:
  Net income (loss). . . . . . . . . . . .  $        7,325   $     (200,681)  $        5,328

Adjustments to Reconcile Net Income (Loss)
  to Net Cash Provided by Operations:
  (Decrease) increase in inventory . . . .             (25)           6,525               --
  Decrease (increase) in due to parent . .          (7,300)         194,156           (5,328)
                                            ---------------  ---------------  ---------------
    Net Cash Provided by Operations. . . .              --               --               --
                                            ---------------  ---------------  ---------------

Net increase (decrease) in cash. . . . . .              --               --               --

Cash, beginning of year. . . . . . . . . .              --               --               --
                                            ---------------  ---------------  ---------------

Cash, end of year. . . . . . . . . . . . .  $           --   $           --   $           --
                                            ===============  ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
                -----------------------------------------------------

                NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                ------------------------------------------------
                ATCOMM SERVICES, INC. D/B/A BROADSTREETS CABARET
                ------------------------------------------------

NOTE  1  -  BUSINESS  AND  ASSET  ACQUISITION  FROM  ATCOMM SERVICES, INC. D/B/A
--------------------------------------------------------------------------------
BROADSTREETS  CABARET
---------------------

On December 31, 1997, Taurus Entertainment Companies, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Enigma Agreement") with The Enigma Group, Inc. ("Enigma") which provided for the acquisition by the Company of substantially all of the assets of Enigma (the "Enigma Assets"). The Enigma Assets consisted of: (i) certain real estate commonly known as 410 N. Sam Houston Parkway E. Houston, Texas 77060 (the "Enigma Location") which is the existing location of Broadstreets Caberet, an adult entertainment cabaret ("Broadstreets Cabaret"); (ii) furniture, fixtures, equipment, goods, and other personal property of Enigma as such existed on December 31, 1997, located at the Enigma Location (the "Personal Property"); (iii) Enigma's lease interest as lessor for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles.

Pursuant to the terms of the Enigma Agreement, as consideration for the Enigma Assets, the Company paid to Enigma 350,000 shares of common stock of the Company valued at $1.00 per share. Plus, the Company assumed approximately $578,000 of debt associated with the real estate. The Enigma Agreement was the result of negotiations between the Company and Enigma and was based on numerous factors including the Company's estimate of the value of the Enigma Location and the Personal Property. Eric Langan and Stephen E. Fischer, directors of the Company, controlled Enigma. Mr. Langan and Mr. Fischer abstained from voting on this transaction.

The lessee of the Enigma Location is Atcomm, which operates Broadstreets Cabaret. The Company, through its wholly owned subsidiary Broadstreets Cabaret, Inc. ("Broadstreets"), entered into an Asset Purchase Agreement with Atcomm which provided for the acquisition by the Company of substantially all of the assets of Atcomm (the "Atcomm Agreement"). The assets acquired by Broadstreets consisted of: (i) all right, title, interest and claim to the permit to operate a sexually oriented business at the Enigma Location; (ii) all inventory located at the Enigma Location; (iii) Atcomm's lease interest as lessee for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles. The Company intends to continue to operate the adult nightclub at this location.

Pursuant to the terms of the Asset Purchase Agreement with Atcomm, Broadstreets agreed to pay, as consideration, $225,000 to Atcomm, payable pursuant to the terms of a four year unsecured promissory note of Broadstreets, payable monthly, in arrears and bearing interest at the rate of six percent (6%) per annum. The Atcomm Agreement was the result of negotiations between the Company and Atcomm and was based on numerous factors including the Company's estimate of the value of the sexually oriented business permit owned by Atcomm, current revenues of Atcomm and the leasehold rights held by Atcomm. Atcomm was owned by the son of Stephen E. Fischer, a director of the Company. Mr. Fischer abstained on voting on this transaction.

                TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
                -----------------------------------------------------

                NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                ------------------------------------------------
                ATCOMM SERVICES, INC. D/B/A BROADSTREETS CABARET
                ------------------------------------------------

NOTE  2  -  BASIS  OF  PRESENTATION
-----------------------------------

The special-purpose financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the special-purpose financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and the related statements of operations and cash flows for the periods noted therein.

NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

PROPERTY AND EQUIPMENT --- Property and equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. Estimated useful lives are generally five to seven years for property and equipment.

NOTE  4  -  LEASES
------------------

Atcomm, as lessee, has entered into a non-cancelable leases for building and land with Enigma, an entity which is owned and operated by a shareholder of the Company. Future minimum lease payments under this non-cancelable lease at September 30,1997 are as follows:

                       For the Years Ending                  Operating
                          September 30,                        Leases
                         --------------                        ------

                              1998                            $ 88,320
                              1999                              88,320
                              2000                              88,320
                              2001                              88,320
                              2002                              88,320
                           Thereafter                           95,680
                                                              --------

Total  minimum  lease  payments                               $537,280
                                                              ========

Rent expense during the years ended September 30,1997 and 1996, for building operating leases was $107,093 and $84,252, respectively, and is included in operating expenses.

                TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
                -----------------------------------------------------

                NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                ------------------------------------------------
                ATCOMM SERVICES, INC. D/B/A BROADSTREETS CABARET
                ------------------------------------------------

NOTE  5  -  SUBSEQUENT  EVENT
-----------------------------

On May 5, 1998, a fire damaged the adult entertainment facility known as Broadstreets Cabaret. The Company anticipates that Broadstreets will remain closed for at least 60 to 90 days during which time the Company plans to remodel the club. The Company believes this event will result in a material decline in revenues during the closure of Broadstreets and until it reopens and re-establishes the business. The Company believes that it has adequate insurance to cover this property damage.

                                  ITEM 7(A) 4.

                     SPECIAL PURPOSE FINANCIAL STATEMENTS OF
                             THE ENIGMA GROUP, INC.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To  the  Board  of  Directors
of  Taurus  Entertainment  Companies,  Inc.

We have audited the accompanying special-purpose statements of assets acquired and liabilities assumed by Taurus Entertainment Companies, Inc. and Subsidiaries ("the Company") from The Enigma Group, Inc. ("Enigma") as of September 30, 1997, and the related special-purpose statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special-purpose financial statements were prepared for the purpose of presenting the assets acquired and liabilities assumed pursuant to an asset purchase agreement dated December 31, 1997, between the Company and Enigma as discussed in Note 1, and are not intended to be a presentation of financial position, results of operations, and cash flows of the Company in accordance with generally accepted accounting principles.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed from Enigma as of September 30, 1997, and the statements of operations and cash flows for the year then ended, on the basis of accounting described in
Note  2.


/s/  Simonton,  Kutac  &  Barnidge,  L.L.P.
Houston,  Texas

May  13,  1998


                      TAURUS ENTERTAINMENT COMPANIES, INC.
                      ------------------------------------

               STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
               -----------------------------------------------------
                            FROM THE ENIGMA GROUP, INC.
                            ---------------------------

                                       ASSETS
                                       ------

                                                     December 31,    September 30,
                                                         1997            1997
                                                    --------------  ---------------
                                                     (Unaudited)
Property & Equipment:
  Land . . . . . . . . . . . . . . . . . . . . . .  $     268,000   $      268,000
  Building . . . . . . . . . . . . . . . . . . . .        392,000          392,000
  Furniture and equipment. . . . . . . . . . . . .        268,665          268,665
                                                    --------------  ---------------
                                                          928,665          928,665
  Less: Accumulated depreciation and amortization.        (60,396)         (45,901)
                                                    --------------  ---------------

    Total Property & Equipment . . . . . . . . . .        868,269          882,764
                                                    --------------  ---------------

  Total Assets . . . . . . . . . . . . . . . . . .  $     868,269   $      882,764
                                                    ==============  ===============

                               LIABILITIES & NET ASSETS
                               ------------------------

Current Liabilities:
  Current portion long-term obligations. . . . . .  $     112,289   $      109,528
                                                    --------------  ---------------

  Total Current Liabilities. . . . . . . . . . . .        112,289          109,528

Long-term obligations. . . . . . . . . . . . . . .        466,376          495,505
                                                    --------------  ---------------

  Total Liabilities. . . . . . . . . . . . . . . .        578,665          605,033
                                                    --------------  ---------------

  Total Net Assets . . . . . . . . . . . . . . . .  $     289,604   $      277,731
                                                    ==============  ===============

   The accompanying notes are an integral part of these financial statements.


                      TAURUS ENTERTAINMENT COMPANIES, INC.
                      ------------------------------------

   STATEMENTS OF OPERATIONS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
   ---------------------------------------------------------------------------
                           FROM THE ENIGMA GROUP, INC.
                           ---------------------------

                                   For the Three       For the
                                   Months Ended      Year Ended
                                   December 31,     September 30,
                                       1997             1997
                                  ---------------  ---------------
                                    (Unaudited)
Operating Revenue:
  Rental revenue . . . . . . . .  $       22,080   $       88,320
                                  ---------------  ---------------

Operating Expenses:
  Depreciation and amortization.          14,495           45,901
                                  ---------------  ---------------

    Total operating expenses . .          14,495           45,901
                                  ---------------  ---------------

Income from operations . . . . .           7,585           42,419
                                  ---------------  ---------------

Other Income (Expense):
  Interest expense . . . . . . .         (14,904)         (50,073)
                                  ---------------  ---------------

    Total other income (expense)         (14,904)         (50,073)
                                  ---------------  ---------------

Net loss . . . . . . . . . . . .  $       (7,319)  $       (7,654)
                                  ===============  ===============

The accompanying notes are an integral part of these financial statements.


                      TAURUS ENTERTAINMENT COMPANIES, INC.
                      ------------------------------------

   STATEMENTS OF CASH FLOWS RELATED TO ASSETS ACQUIRED AND LIABILITIES ASSUMED
   ---------------------------------------------------------------------------
                           FROM THE ENIGMA GROUP, INC.
                           ---------------------------

                                                For the Three       For the
                                                Months Ended      Year Ended
                                                December 31,     September 30,
                                                    1997             1997
                                               ---------------  ---------------
(Unaudited)
Cash Flows from Operations:
  Net loss. . . . . . . . . . . . . . . . . .  $       (7,319)  $       (7,654)

Adjustments to Reconcile Net Loss to
  Net Cash Provided by Operations:
    Depreciation and amortization . . . . . .          14,495           45,901
    Increase in due to parent . . . . . . . .          19,192          285,385
                                               ---------------  ---------------
      Net Cash Provided by Operations . . . .          26,368          323,632
                                               ---------------  ---------------

Cash Flows from Investing Activities:
  Cash payments for the purchase of property.              --         (928,665)
                                               ---------------  ---------------
      Net Cash Used by Investing Activities .              --         (928,665)
                                               ---------------  ---------------

Cash Flows from Financing Activities:
  Proceeds from long-term obligations . . . .              --          660,000
  Payments on long-term obligations . . . . .         (26,368)         (54,967)
                                               ---------------  ---------------
      Net Cash (Used) Provided by Financing
        Activities. . . . . . . . . . . . . .         (26,368)         605,033
                                               ---------------  ---------------

Net increase (decrease) in cash . . . . . . .              --               --

Cash, beginning of year . . . . . . . . . . .              --               --
                                               ---------------  ---------------

Cash, end of year . . . . . . . . . . . . . .  $           --   $           --
                                               ===============  ===============

The accompanying notes are an integral part of these financial statements.

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS OF
                ------------------------------------------------
                             THE ENIGMA GROUP, INC.
                             ----------------------

NOTE  1  -  BUSINESS  AND  ASSET  ACQUISITION  FROM  THE  ENIGMA  GROUP,  INC.
------------------------------------------------------------------------------

On December 31, 1997, Taurus Entertainment Companies, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Enigma Agreement") with The Enigma Group, Inc. ("Enigma") which provided for the acquisition by the Company of substantially all of the assets of Enigma (the "Enigma Assets"). The Enigma Assets consisted of: (i) certain real estate commonly known as 410 N. Sam Houston Parkway E. Houston, Texas 77060 (the "Enigma Location") which is the existing location of Broadstreets Cabaret, an adult entertainment cabaret ("Broadstreets Cabaret"); (ii) furniture, fixtures, equipment, goods, and other personal property of Enigma as such existed on December 31, 1997, located at the Enigma Location (the "Personal Property"); (iii) Enigma's lease interest as lessor for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles.

Pursuant to the terms of the Enigma Agreement, as consideration for the Enigma Assets, the Company paid to Enigma 350,000 shares of common stock of the Company valued at $1.00 per share. Plus, the Company assumed approximately $578,000 of debt associated with the real estate. The Enigma Agreement was the result of negotiations between the Company and Enigma and was based on numerous factors including the Company's estimate of the value of the Enigma Location and the Personal Property. Eric Langan and Stephen E. Fischer, directors of the Company, controlled Enigma. Mr. Langan and Mr. Fischer abstained from voting on this transaction.

The business of The Enigma Group, Inc. consists primarily of commercial real estate rental property noted above as acquired by the Company.

NOTE  2  -  BASIS  OF  PRESENTATION
-----------------------------------

The special-purpose financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

In the opinion of management, the special-purpose financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and liabilities assumed and the related statements of operations and cash flows for the periods noted therein.

The land and building owned by Enigma was acquired on December 15, 1996; therefore, financial data is not applicable for the Enigma owned assets prior to December 15, 1996.

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS OF
                ------------------------------------------------
                             THE ENIGMA GROUP, INC.
                             ----------------------

NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

PROPERTY AND EQUIPMENT --- Property and equipment is carried at cost. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. Estimated useful lives are generally five to seven years for furniture and equipment and twenty years for buildings.

NOTE  4  -  LONG-TERM  DEBT
---------------------------

Long-term  debt  at  year-end  consists  of  the  following:


                                                           September 30,
                                                               1997
                                                          ---------------
  Note payable to corporation maturing April 2002,
  due in monthly installments of $13,758 including
  principal and interest at 10%; secured by real estate.  $      605,033

  Less current maturities. . . . . . . . . . . . . . . .        (109,528)
                                                          ---------------
                                                          $      495,505
                                                          ===============

Scheduled  maturities  of  long-term  debt  are  as  follows:

        For the Years Ending
          September 30,
          --------------
               1998                                        $109,528
               1999                                         120,997
               2000                                         133,667
               2001                                         147,664
               2002                                          93,177
                                                           --------
                                                           $605,033
                                                           ========

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS OF
                ------------------------------------------------
                             THE ENIGMA GROUP, INC.
                             ----------------------

NOTE  4  -  LEASES
------------------

Enigma, as lessor, has entered into a non-cancelable leases for building and land with Atcomm Services, Inc., d/b/a Broadstreets Cabaret, an entity which is owned and operated by a shareholder of the Company. Future minimum lease revenues under non-cancelable leases at September 30, 1997 are as follows:

                     For the Years Ending             Operating
                         September 30,                  Leases
                     --------------------             ----------
                             1998                     $   88,320
                             1999                         88,320
                             2000                         88,320
                             2001                         88,320
                             2002                         88,320
                          Thereafter                      95,680
                                                      ----------

Total  minimum  lease  payments                      $   537,280
                                                     ===========

NOTE  5  -  SUBSEQUENT  EVENT
-----------------------------

On May 5, 1998, a fire damaged the adult entertainment facility known as Broadstreets Cabaret located in the aforementioned building. The Company anticipates that Broadstreets will remain closed for at least 60 to 90 days during which time the Company plans to remodel the club. The Company believes this event will result in a material decline in revenues during the closure of Broadstreets and until it reopens and re-establishes the business. The Company believes that it has adequate insurance to cover this property damage.

                                    ITEM 7(B)

                        PRO-FORMA FINANCIAL STATEMENTS OF
              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES


                                          PRO-FORMA BALANCE SHEETS (UNAUDITED)
                                          ------------------------------------
                                                    DECEMBER 31, 1997
                                                    -----------------

                                                         ASSETS


                                                          Atcomm
                                           Taurus      Services, Inc     The
                                       Entertainment       d/b/a        Enigma     Citation       XTC
                                         Companies,     Broadstreets    Group,       Land,      Cabaret,     Pro-forma
                                            Inc.          Cabaret        Inc.         LLC         Inc.      Adjustments
                                       --------------  --------------  ---------  -----------  ----------  -------------
Current Assets:
  Cash. . . . . . . . . . . . . . . .  $          746  $           --  $     --   $   15,624   $      --   $         --
  Accounts receivable, net. . . . . .              --              --        --           --      12,248             --
  Accounts receivable - related party              --              --        --        1,000       8,479             --
  Accounts receivable - other . . . .              --              --        --           --       2,876             --
  Note receivable - related party . .         100,000              --        --       75,608      84,928       (228,405)
  Inventories . . . . . . . . . . . .              --           6,500        --           --          --             --
  Prepaid expenses. . . . . . . . . .              --              --        --           --       4,500             --
                                       --------------  --------------  ---------  -----------  ----------  -------------
    Total Current Assets. . . . . . .         100,746           6,500        --       92,232     113,031       (228,405)
                                       --------------  --------------  ---------  -----------  ----------  -------------

Property & Equipment:
  Land. . . . . . . . . . . . . . . .              --              --   268,000      494,732          --             --
  Building. . . . . . . . . . . . . .              --              --   392,000      468,000          --         47,195
  Leasehold improvements. . . . . . .              --              --        --           --      47,195        (47,195)
  Furniture & equipment . . . . . . .              --              --   268,665       68,290      57,379             --
                                       --------------  --------------  ---------  -----------  ----------  -------------
                                                   --              --   928,665    1,031,022     104,574             --
Less: accumulated depreciation. . . .              --              --   (60,396)     (53,711)    (20,486)            --
                                       --------------  --------------  ---------  -----------  ----------  -------------
  Total Property & Equipment. . . . .              --              --   868,269      977,311      84,088             --
                                       --------------  --------------  ---------  -----------  ----------  -------------

Other Assets:
  Other assets. . . . . . . . . . . .              --              --        --       54,400          --             --
                                       --------------  --------------  ---------  -----------  ----------  -------------
    Total Other Assets. . . . . . . .              --              --        --       54,400          --             --
                                       --------------  --------------  ---------  -----------  ----------  -------------

Total Assets. . . . . . . . . . . . .  $      100,746  $        6,500  $868,269   $1,123,943   $ 197,119   $   (228,405)
                                       ==============  ==============  =========  ===========  ==========  =============


                                        Combined
                                       -----------
Current Assets:
  Cash. . . . . . . . . . . . . . . .  $   16,370
  Accounts receivable, net. . . . . .      12,248
  Accounts receivable - related party       9,479
  Accounts receivable - other . . . .       2,876
  Note receivable - related party . .      32,131
  Inventories . . . . . . . . . . . .       6,500
  Prepaid expenses. . . . . . . . . .       4,500
                                       -----------
    Total Current Assets. . . . . . .      84,104
                                       -----------

Property & Equipment:
  Land. . . . . . . . . . . . . . . .     762,732
  Building. . . . . . . . . . . . . .     907,195
  Leasehold improvements. . . . . . .          --
  Furniture & equipment . . . . . . .     394,334
                                       -----------
                                        2,064,261
Less: accumulated depreciation. . . .    (134,593)
                                       -----------
  Total Property & Equipment. . . . .   1,929,668
                                       -----------

Other Assets:
  Other assets. . . . . . . . . . . .      54,400
                                       -----------
    Total Other Assets. . . . . . . .      54,400
                                       -----------

Total Assets. . . . . . . . . . . . .  $2,068,172
                                       ===========


                                   PRO-FORMA BALANCE SHEETS (UNAUDITED), CONTINUED
                                   -----------------------------------------------
                                                  DECEMBER 31, 1997
                                                  -----------------

                                         LIABILITIES AND STOCKHOLDERS' EQUITY


                                                          Atcomm
                                          Taurus       Services, Inc     The
                                       Entertainment       d/b/a        Enigma    Citation      XTC
                                        Companies,      Broadstreets    Group,     Land,     Cabaret,     Pro-forma
                                           Inc.           Cabaret        Inc.       LLC        Inc.      Adjustments
                                      ---------------  --------------  --------  ----------  ---------  -------------
Current Liabilities:
  Accounts payable and accrued
    expenses . . . . . . . . . . . .  $           --   $           --  $     --  $    1,894  $  71,075  $         --
  Cash overdraft . . . . . . . . . .              --               --        --          --     23,162            --
  Accounts payable - related parties          14,880               --        --          --         --            --
  Note payable - related parties . .          76,902               --        --     110,213     52,060      (228,405)
  Income taxes payable . . . . . . .              --               --        --      46,405     24,122            --
  Long-term debt, current portion. .              --               --   112,289     131,030         --        55,721
                                      ---------------  --------------  --------  ----------  ---------  -------------
    Total Current Liabilities. . . .          91,782               --   112,289     289,542    170,419      (172,684)
  Long-term debt . . . . . . . . . .              --               --   466,376     735,668         --       169,279
                                      ---------------  --------------  --------  ----------  ---------  -------------
    Total Liabilities. . . . . . . .          91,782               --   578,665   1,025,210    170,419        (3,405)
                                      ---------------  --------------  --------  ----------  ---------  -------------

Stockholders' Equity:
  Preferred stock. . . . . . . . . .              --               --        --          --         --            --
  Common stock . . . . . . . . . . .             301               --        --          --      1,000         2,375
  Additional paid-in capital . . . .       3,272,700               --        --          --         --     3,371,625
  Treasury stock . . . . . . . . . .         (82,573)              --        --          --         --            --
  Due to parent. . . . . . . . . . .              --            6,500   289,604          --         --      (296,104)
  Members' equity. . . . . . . . . .              --               --        --      98,733         --       (98,733)
  Retained earnings. . . . . . . . .      (3,181,464)              --        --          --     25,700    (3,204,163)
                                      ---------------  --------------  --------  ----------  ---------  -------------
    Total Stockholders' Equity . . .           8,964            6,500   289,604      98,733     26,700      (225,000)
                                      ---------------  --------------  --------  ----------  ---------  -------------

Total Liabilities and
  Stockholders' Equity . . . . . . .  $      100,746   $        6,500  $868,269  $1,123,943  $ 197,119  $   (228,405)
                                      ===============  ==============  ========  ==========  =========  -------------


                                        Combined
                                      ------------
Current Liabilities:
  Accounts payable and accrued
    expenses . . . . . . . . . . . .  $    72,969
  Cash overdraft . . . . . . . . . .       23,162
  Accounts payable - related parties       14,880
  Note payable - related parties . .       10,770
  Income taxes payable . . . . . . .       70,527
  Long-term debt, current portion. .      299,040
                                      ------------
    Total Current Liabilities. . . .      491,348
  Long-term debt . . . . . . . . . .    1,371,323
                                      ------------
    Total Liabilities. . . . . . . .    1,862,671
                                      ------------

Stockholders' Equity:
  Preferred stock. . . . . . . . . .           --
  Common stock . . . . . . . . . . .        3,676
  Additional paid-in capital . . . .    6,644,325
  Treasury stock . . . . . . . . . .      (82,573)
  Due to parent. . . . . . . . . . .           --
  Members' equity. . . . . . . . . .           --
  Retained earnings. . . . . . . . .   (6,359,927)
                                      ------------
    Total Stockholders' Equity . . .      205,501
                                      ------------

Total Liabilities and
  Stockholders' Equity . . . . . . .  $ 2,068,172
                                      ============


                                      PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                      ---------------------------------------------

                                      FOR THE THREE MONTHS ENDED DECEMBER 31, 1997
                                      --------------------------------------------


                                                   Atcomm
                                   Taurus       Services, Inc     The
                                Entertainment       d/b/a       Enigma   Citation      XTC
                                 Companies,      Broadstreets   Group,     Land,    Cabaret,     Pro-forma
                                    Inc.           Cabaret       Inc.       LLC       Inc.      Adjustments    Combined
                               ---------------  --------------  -------  ---------  ---------  -------------  ----------
Operating Revenue:
  Cover charge revenue. . . .  $           --   $       25,283  $    --  $      --  $ 474,950  $         --   $  500,233
  Bar and food sales revenue.              --          350,274       --         --     60,078            --      410,352
  Floor fee revenue . . . . .              --           36,470       --         --     64,791            --      101,261
  Rental revenue. . . . . . .              --               --   22,080     74,424         --       (96,504)          --
  Other revenue . . . . . . .              --           48,598       --        346     37,330            --       86,274
                               ---------------  --------------  -------  ---------  ---------  -------------  ----------
    Total Operating Revenue .              --          460,625   22,080     74,770    637,149       (96,504)   1,098,120
                               ---------------  --------------  -------  ---------  ---------  -------------  ----------

Operating Expenses:
  Costs of sales. . . . . . .              --           89,544       --         --     45,748            --      135,292
  General & administrative. .          15,363           66,688       --        349     39,461            --      121,861
  Salaries & wages. . . . . .              --          120,217       --         --    232,444            --      352,661
  Contract labor. . . . . . .              --           14,602       --         --         --            --       14,602
  Rent & utilities. . . . . .              --           81,949       --      5,768    185,047       (96,504)     176,260
  Taxes & insurance . . . . .              --           53,079       --     17,160     45,418            --      115,657
  Advertising . . . . . . . .              --           21,932       --         --     59,859            --       81,791
  Legal & professional. . . .          35,017            5,289       --         --         --            --       40,306
  Depreciation & amortization              --               --   14,495     19,261     15,946            --       49,702
                               ---------------  --------------  -------  ---------  ---------  -------------  ----------
Total Operating Expenses. . .          50,380          453,300   14,495     42,538    623,923       (96,504)   1,088,132
                               ---------------  --------------  -------  ---------  ---------  -------------  ----------

Income (loss) from Operations         (50,380)           7,325    7,585     32,232     13,226            --        9,988
                               ---------------  --------------  -------  ---------  ---------  -------------  ----------


                                     PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED), CONTINUED
                                     --------------------------------------------------------

                                           FOR THE THREE MONTHS ENDED DECEMBER 31, 1997
                                           --------------------------------------------


                                                      Atcomm
                                      Taurus       Services, Inc       The
                                   Entertainment       d/b/a         Enigma      Citation       XTC
                                    Companies,      Broadstreets     Group,        Land,      Cabaret,    Pro-forma
                                       Inc.           Cabaret         Inc.          LLC         Inc.     Adjustments    Combined
                                  ---------------  --------------  -----------  -----------  ----------  ------------  -----------
Other Income (Expense):
  Interest expense . . . . . . .              --               --     (14,904)     (18,823)          --            --     (33,727)
                                  ---------------  --------------  -----------  -----------  ----------  ------------  -----------
    Total Other Income (Expense)              --               --     (14,904)     (18,823)          --            --     (33,727)
                                  ---------------  --------------  -----------  -----------  ----------  ------------  -----------

Income (loss) before income tax
  expense. . . . . . . . . . . .         (50,380)           7,325      (7,319)      13,409       13,226            --     (23,739)

Income tax expense . . . . . . .              --               --          --           --       11,906            --      11,906
                                  ---------------  --------------  -----------  -----------  ----------  ------------  -----------

Net income (loss). . . . . . . .  $      (50,380)  $        7,325  $   (7,319)  $   13,409   $    1,320  $         --  $  (35,645)
                                  ===============  ==============  ===========  ===========  ==========  ============  ===========



Earnings (loss) per share:
  Basic and diluted. . . . . . .  $        (0.25)  $         0.04  $    (0.04)  $     0.07   $     0.01  $       0.00  $    (0.18)
                                  ===============  ==============  ===========  ===========  ==========  ============  ===========

Weighted average common
  shares:
  Basic and diluted. . . . . . .         201,026          201,026     201,026      201,026      201,026       201,026     201,026
                                  ===============  ==============  ===========  ===========  ==========  ============  ===========


                                          PRO-FORMA BALANCE SHEETS (UNAUDITED)
                                          ------------------------------------
                                                   SEPTEMBER 30, 1997
                                                   ------------------

                                                         ASSETS


                                                          Atcomm
                                           Taurus      Services, Inc      The
                                       Entertainment       d/b/a        Enigma     Citation      XTC
                                         Companies,     Broadstreets    Group,      Land,      Cabaret,     Pro-forma
                                            Inc.          Cabaret        Inc.        LLC         Inc.      Adjustments
                                       --------------  --------------  ---------  ----------  ----------  -------------
Current Assets:
  Cash. . . . . . . . . . . . . . . .  $          797  $           --  $     --   $   5,872   $      --   $         --
  Accounts receivable, net. . . . . .              --              --        --          --       5,289             --
  Accounts receivable - related party              --              --        --       2,200       9,968             --
  Accounts receivable - other . . . .              --              --        --          --       1,556             --
  Note receivable - related party . .              --              --        --      16,500      46,623        (30,713)
  Inventories . . . . . . . . . . . .              --           6,525        --          --          --             --
                                       --------------  --------------  ---------  ----------  ----------  -------------
    Total Current Assets. . . . . . .             797           6,525        --      24,572      63,436        (30,713)
                                       --------------  --------------  ---------  ----------  ----------  -------------

Property & Equipment:
  Land. . . . . . . . . . . . . . . .              --              --   268,000     494,732          --             --
  Building. . . . . . . . . . . . . .              --              --   392,000     468,000          --         24,327
  Leasehold improvements. . . . . . .              --              --        --          --      24,327        (24,327)
  Furniture & equipment . . . . . . .              --              --   268,665      31,250       8,982             --
                                       --------------  --------------  ---------  ----------  ----------  -------------
                                                   --              --   928,665     993,982      33,309             --
Less: accumulated depreciation. . . .              --              --   (45,901)    (34,449)     (1,642)            --
                                       --------------  --------------  ---------  ----------  ----------  -------------
Total Property & Equipment. . . . . .              --              --   882,764     959,533      31,667             --
                                       --------------  --------------  ---------  ----------  ----------  -------------

Other Assets:
  Other assets. . . . . . . . . . . .              --              --        --          --       4,002             --
                                       --------------  --------------  ---------  ----------  ----------  -------------
    Total Other Assets. . . . . . . .              --              --        --          --       4,002             --
                                       --------------  --------------  ---------  ----------  ----------  -------------

Total Assets. . . . . . . . . . . . .  $          797  $        6,525  $882,764   $ 984,105   $  99,105   $    (30,713)
                                       ==============  ==============  =========  ==========  ==========  -------------


                                        Combined
                                       -----------
Current Assets:
  Cash. . . . . . . . . . . . . . . .  $    6,669
  Accounts receivable, net. . . . . .       5,289
  Accounts receivable - related party      12,168
  Accounts receivable - other . . . .       1,556
  Note receivable - related party . .      32,410
  Inventories . . . . . . . . . . . .       6,525
                                       -----------
    Total Current Assets. . . . . . .      64,617
                                       -----------

Property & Equipment:
  Land. . . . . . . . . . . . . . . .     762,732
  Building. . . . . . . . . . . . . .     884,327
  Leasehold improvements. . . . . . .          --
  Furniture & equipment . . . . . . .     308,897
                                       -----------
                                        1,955,956
Less: accumulated depreciation. . . .     (81,992)
                                       -----------
Total Property & Equipment. . . . . .   1,873,964
                                       -----------

Other Assets:
  Other assets. . . . . . . . . . . .       4,002
                                       -----------
    Total Other Assets. . . . . . . .       4,002
                                       -----------

Total Assets. . . . . . . . . . . . .  $1,942,583
                                       ===========


                                    PRO-FORMA BALANCE SHEETS (UNAUDITED), CONTINUED
                                    -----------------------------------------------
                                                  SEPTEMBER 30, 1997
                                                  ------------------

                                         LIABILITIES AND STOCKHOLDERS' EQUITY


                                                          Atcomm
                                          Taurus       Services, Inc     The
                                       Entertainment       d/b/a        Enigma   Citation      XTC
                                        Companies,      Broadstreets    Group,     Land,     Cabaret,     Pro-forma
                                           Inc.           Cabaret        Inc.       LLC        Inc.      Adjustments
                                      ---------------  --------------  --------  ---------  ----------  -------------
Current Liabilities:
  Accounts payable and accrued
    expenses . . . . . . . . . . . .  $       26,573   $           --  $     --  $      --  $  51,944   $    (20,500)
  Cash overdraft . . . . . . . . . .              --               --        --         --      9,565             --
  Accounts payable - related parties          14,880               --        --         --         --             --
  Note payable - related parties . .              --               --        --     10,213         --        (10,213)
  Income taxes payable . . . . . . .              --               --        --     41,080     12,216             --
  Long-term debt, current portion. .              --               --   109,528    112,899         --         55,721
                                      ---------------  --------------  --------  ---------  ----------  -------------
    Total Current Liabilities. . . .          41,453               --   109,528    164,192     73,725         25,008
Long-term debt . . . . . . . . . . .              --               --   495,505    734,589         --        169,279
                                      ---------------  --------------  --------  ---------  ----------  -------------
  Total Liabilities. . . . . . . . .          41,453               --   605,033    898,781     73,725        194,287
                                      ---------------  --------------  --------  ---------  ----------  -------------

Stockholders' Equity:
  Preferred stock. . . . . . . . . .              --               --        --         --         --             --
  Common stock . . . . . . . . . . .          60,307               --        --      1,000    (57,731)         3,576
  Additional paid-in capital . . . .       3,112,694               --        --         --         --      3,431,731
  Treasury stock . . . . . . . . . .         (82,573)              --        --         --         --             --
  Due to parent. . . . . . . . . . .              --            6,525   277,731         --         --       (284,256)
  Members' equity. . . . . . . . . .              --               --        --     85,324         --        (85,324)
  Retained earnings. . . . . . . . .      (3,131,084)              --        --         --     24,380     (3,229,420)
                                      ---------------  --------------  --------  ---------  ----------  -------------
    Total Stockholders' Equity . . .         (40,656)           6,525   277,731     85,324     25,380       (225,000)
                                      ---------------  --------------  --------  ---------  ----------  -------------

Total Liabilities and
  Stockholders' Equity . . . . . . .  $          797   $        6,525  $882,764  $ 984,105  $  99,105   $    (30,713)
                                      ===============  ==============  ========  =========  ==========  =============


                                        Combined
                                      ------------
Current Liabilities:
  Accounts payable and accrued
    expenses . . . . . . . . . . . .  $    58,017
  Cash overdraft . . . . . . . . . .        9,565
  Accounts payable - related parties       14,880
  Note payable - related parties . .           --
  Income taxes payable . . . . . . .       53,296
  Long-term debt, current portion. .      278,148
                                      ------------
    Total Current Liabilities. . . .      413,906
Long-term debt . . . . . . . . . . .    1,399,373
                                      ------------
  Total Liabilities. . . . . . . . .    1,813,279
                                      ------------

Stockholders' Equity:
  Preferred stock. . . . . . . . . .           --
  Common stock
  Additional paid-in capital . . . .    6,544,425
  Treasury stock . . . . . . . . . .      (82,573)
  Due to parent. . . . . . . . . . .           --
  Members' equity. . . . . . . . . .           --
  Retained earnings. . . . . . . . .   (6,336,124)
                                      ------------
    Total Stockholders' Equity . . .      129,304
                                      ------------

Total Liabilities and
  Stockholders' Equity . . . . . . .  $ 1,942,583
                                      ============


                                       PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                       ---------------------------------------------

                                           FOR THE YEAR ENDED SEPTEMBER 30 ,1997
                                           -------------------------------------


                                                    Atcomm
                                   Taurus        Services, Inc     The
                                Entertainment        d/b/a       Enigma   Citation      XTC
                                 Companies,      Broadstreets    Group,     Land,     Cabaret,     Pro-forma
                                    Inc.            Cabaret       Inc.       LLC        Inc.      Adjustments    Combined
                               ---------------  ---------------  -------  ---------  ----------  -------------  ----------
Operating Revenue:
  Cover charge revenue. . . .  $           --   $       81,086   $    --  $      --  $  971,122  $         --   $1,052,208
  Bar and food sales revenue.              --          278,590        --         --      96,881            --      375,471
  Floor fee revenue . . . . .              --           60,081        --         --     111,722            --      171,803
  Rental revenue. . . . . . .              --               --    88,320    227,262          --      (295,959)      19,623
  Other revenue . . . . . . .              --            9,312        --     13,434     110,971            --      133,717
                               ---------------  ---------------  -------  ---------  ----------  -------------  ----------
    Total Operating Revenue .              --          429,069    88,320    240,696   1,290,696      (295,959)   1,752,822
                               ---------------  ---------------  -------  ---------  ----------  -------------  ----------

Operating Expenses:
  Costs of sales. . . . . . .              --           84,030        --         --      69,161            --      153,191
  General & administrative. .          38,653          118,119        --        103      84,240            --      241,115
  Salaries & wages. . . . . .              --          138,350        --         --     558,562            --      696,912
  Salaries & wages. . . . . .              --           45,604        --         --          --            --       45,604
  Rent & utilities. . . . . .              --          148,292        --      9,770     372,687      (295,959)     234,790
  Taxes & insurance . . . . .              --           53,167        --      8,126      85,740            --      147,033
  Advertising . . . . . . . .              --           25,771        --         --      80,818            --      106,589
  Legal & professional. . . .              --           22,327        --         --          --            --       22,327
  Depreciation & amortization              --               --    45,901     25,994       1,642            --       73,537
                               ---------------  ---------------  -------  ---------  ----------  -------------  ----------
Total Operating Expenses. . .          38,653          635,660    45,901     43,993   1,252,850      (295,959)   1,721,098
                               ---------------  ---------------  -------  ---------  ----------  -------------  ----------

Income (loss) from Operations         (38,653)        (206,591)   42,419    196,703      37,846            --       31,724
                               ---------------  ---------------  -------  ---------  ----------  -------------  ----------


                                PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED), CONTINUED
                                --------------------------------------------------------

                                         FOR THE YEAR ENDED SEPTEMBER 30 ,1997
                                         -------------------------------------


                                                        Atcomm
                                      Taurus        Services, Inc       The
                                   Entertainment        d/b/a         Enigma      Citation        XTC
                                    Companies,      Broadstreets      Group,        Land,      Cabaret,     Pro-forma
                                       Inc.            Cabaret         Inc.          LLC         Inc.      Adjustments
                                  ---------------  ---------------  -----------  -----------  -----------  ------------
Other Income (Expense):
  Interest expense . . . . . . .              --               --      (50,073)     (80,496)          --             --
  Other income (expense), net. .             147            5,910           --           --       (1,250)            --
                                  ---------------  ---------------  -----------  -----------  -----------  ------------
    Total Other Income (Expense)             147            5,910      (50,073)     (80,496)      (1,250)            --
                                  ---------------  ---------------  -----------  -----------  -----------  ------------

Income (loss) before income tax
  expense. . . . . . . . . . . .         (38,506)        (200,681)      (7,654)     116,207       36,596             --

Income tax expense . . . . . . .              --               --           --       37,124       12,216             --
                                  ---------------  ---------------  -----------  -----------  -----------  ------------

Net income (loss). . . . . . . .  $      (38,506)  $     (200,681)  $   (7,654)  $   79,083   $   24,380   $         --
                                  ===============  ===============  ===========  ===========  ===========  ============



Earnings (loss) per share:
  Basic and diluted. . . . . . .  $        (0.01)  $        (0.06)  $    (0.00)  $     0.02   $     0.01   $       0.00
                                  ===============  ===============  ===========  ===========  ===========  ============

Weighted average common
  shares:
  Basic and diluted. . . . . . .       3,576,026        3,576,026    3,576,026    3,576,026    3,576,026     3,576,026,
                                  ===============  ===============  ===========  ===========  ===========  ============


                                   Combined
                                  -----------
Other Income (Expense):
  Interest expense . . . . . . .    (130,569)
  Other income (expense), net. .       4,807
                                  -----------
    Total Other Income (Expense)    (125,762)
                                  -----------

Income (loss) before income tax
  expense. . . . . . . . . . . .     (94,038)

Income tax expense . . . . . . .      49,340
                                  -----------

Net income (loss). . . . . . . .  $ (143,378)
                                  ===========



Earnings (loss) per share:
  Basic and diluted. . . . . . .  $    (0.04)
                                  ===========

Weighted average common
  shares:
  Basic and diluted. . . . . . .   3,576,026
                                  ===========

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     ---------------------------------------

NOTE  1  -  BASIS  OF  PRESENTATION
-----------------------------------

On December 31, 1997, Taurus Entertainment Companies, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Enigma Agreement") with The Enigma Group, Inc. ("Enigma") which provided for the acquisition by the Company of substantially all of the assets of Enigma (the "Enigma Assets"). The Enigma Assets consisted of: (i) certain real estate commonly known as 410 N. Sam Houston Parkway E. Houston, Texas 77060 (the "Enigma Location") which is the existing location of Broadstreets Cabaret, an adult entertainment cabaret ("Broadstreets Cabaret"); (ii) furniture, fixtures, equipment, goods, and other personal property of Enigma as such existed on December 31, 1997, located at the Enigma Location (the "Personal Property"); (iii) Enigma's lease interest as lessor for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles.

Pursuant to the terms of the Enigma Agreement, as consideration for the Enigma Assets, the Company paid to Enigma 350,000 shares of common stock of the Company valued at $1.00 per share. Plus, the Company assumed approximately $578,000 of debt associated with the real estate. The Enigma Agreement was the result of negotiations between the Company and Enigma and was based on numerous factors including the Company's estimate of the value of the Enigma Location and the Personal Property. Eric Langan and Stephen E. Fischer, directors of the Company, controlled Enigma. Mr. Langan and Mr. Fischer abstained from voting on this transaction.

The lessee of the Enigma Location is Atcomm Services, Inc. ("Atcomm"), which operates Broadstreets Cabaret. The Company, through its wholly owned subsidiary Broadstreets Cabaret, Inc. ("Broadstreets"), entered into an Asset Purchase Agreement with Atcomm which provided for the acquisition by the Company of substantially all of the assets of Atcomm (the "Atcomm Agreement"). The assets acquired by Broadstreets consisted of: (i) all right, title, interest and claim to the permit to operate a sexually oriented business at the Enigma Location; (ii) all inventory located at the Enigma Location; (iii) Atcomm's lease interest as lessee for the Enigma Location; and (iv) all right, title and interest in and to any and all trademarks, trade names, trade dress, service marks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) and general intangibles. The Company intends to continue to operate the adult nightclub at this location.

Pursuant to the terms of the Asset Purchase Agreement with Atcomm, Broadstreets agreed to pay, as consideration, $225,000 to Atcomm, payable pursuant to the terms of a four year unsecured promissory note of Broadstreets, payable monthly, in arrears and bearing interest at the rate of six percent (6%) per annum. The Atcomm Agreement was the result of negotiations between the Company and Atcomm and was based on numerous factors including the Company's estimate of the value of the sexually oriented business permit owned by Atcomm, current revenues of Atcomm and the leasehold rights held by Atcomm. Atcomm was owned by the son of Stephen E. Fischer, a director of the Company. Mr. Fischer abstained on voting on this transaction.

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     ---------------------------------------

NOTE  1  -  BASIS  OF  PRESENTATION,  CONTINUED
-----------------------------------------------

On December 31, 1997, the Company entered into an Exchange Agreement with the members of Citation Land, L.L.C. (the "Citation Agreement") which provided for the acquisition by the Company of all of the outstanding membership interests in Citation Land, L.L.C. ("Citation"). Citation owns certain real estate in Houston, Texas at which another company, XTC Cabaret, Inc. ("XTC") operates an adult entertainment business (the "XTC Location"). As discussed below, the Company has acquired all of the stock of XTC and intends to continue operating an adult entertainment business at the XTC Location. Citation also owns approximately 350 acres of ranch land in Brazoria County, Texas, 50 acres of raw land in Wise County, Texas, and owns options to purchase real estate in Austin, Texas and San Antonio, Texas, at which the Company contemplates operating adult entertainment businesses.

Pursuant to the terms of the Citation Agreement, the Company paid to the Citation Stockholders an aggregate of 2,500,000 shares of common stock of the Company which the Company valued at $1.00 per share. The Citation Agreement was the result of negotiations between the Company and the members of Citation and was based on numerous factors including the Company's estimate of the value of the assets of Citation which the Company estimated, based upon the existing lease, the estimated value of the real estate and the options, to be approximately $2,500,000. Eric Langan, Chairman of the Board of the Company controlled Citation. Mr. Langan abstained on voting on this transaction.

On December 31, 1997, the Company entered into a Stock Exchange Agreement with the stockholders of XTC Cabaret, Inc. (the "XTC Agreement") which provided for the acquisition by the Company of all of the outstanding stock of XTC Cabaret, Inc. ("XTC"). XTC operates three adult entertainment businesses, two in Houston and one in Austin. Citation is the landlord of one of XTC's adult nightclubs in Houston, Texas and has an option to purchase the real estate in Austin. The Company intends to continue operating XTC as an adult entertainment business.

Pursuant to the terms of the XTC Agreement, the Company paid the XTC Stockholders an aggregate of 525,000 shares of common stock of the Company valued at $1.00 per share. The XTC Agreement was the result of negotiations between the Company and the XTC Stockholders and was based on numerous factors including the Company's estimate of the value of the assets of XTC which the Company estimated, based upon current operations and future revenues from its three existing adult nightclubs to be approximately $525,000. Eric Langan, Chairman of the Board of the Company and Mitchell White, director of the Company, are the sole stockholders of XTC. Messrs. Langan and White abstained on voting on this transaction.

The pro-forma financial statements included herein do not include all information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles.

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     ---------------------------------------

NOTE  1  -  BASIS  OF  PRESENTATION,  CONTINUED
-----------------------------------------------

In the opinion of management, the pro-forma financial statements include all necessary adjustments for the fair presentation of the statements of assets acquired and liabilities assumed and the related statements of operations for the period noted therein.

The statements of operations for the period presented reflect no adjustments. Management believes that the allocation methods are reasonable and that allocated costs and expenses approximate what such amounts would be if the entities were operated on a stand-alone basis.

NOTE  2  -  ACQUISITIONS  AND  MERGERS
--------------------------------------

On December 31, 1997, the Company entered into the aforementioned agreements to purchase the rights to the business and certain assets of Atcomm Services, Inc. d/b/a Broadstreets Cabaret and certain assets of The Enigma Group, Inc. In addition, the Company acquired XTC Cabaret, Inc. and Citation Land, LLC by issuing common shares in exchange for all of the outstanding common shares of these entities. Each of the aforementioned acquired businesses has common ownership with the Company as noted. The transaction was accounted for using the purchase method as follows:


                                  Atcomm
                              Services, Inc      The
                                  d/b/a         Enigma      Citation       XTC
                               Broadstreets     Group,       Land,       Cabaret,
                                 Cabaret         Inc.         LLC          Inc.        Total
                              --------------  ----------  ------------  ----------  ------------
  Assets . . . . . . . . . .  $        6,500  $ 868,269   $ 1,123,943   $ 197,119   $ 2,195,831
  Liabilities. . . . . . . .              --   (578,665)   (1,025,210)   (170,419)   (1,774,294)
                              --------------  ----------  ------------  ----------  ------------
    Net tangible assets. . .           6,500    289,604        98,733      26,700       421,537
                              --------------  ----------  ------------  ----------  ------------

  Consideration Paid:
    Issuance of note payable         225,000         --            --          --       225,000
    Common stock issued
       at $1 per share . . .              --    350,000     2,500,000     525,000     3,375,000
                              --------------  ----------  ------------  ----------  ------------
    Total Consideration. . .         225,000    350,000     2,500,000     525,000     3,600,000
                              --------------  ----------  ------------  ----------  ------------

  Dividend paid to
    shareholders . . . . . .  $      218,500  $  60,396   $ 2,401,267   $ 498,300   $ 3,178,463
                              ==============  ==========  ============  ==========  ============

Treatment of the excess cash consideration paid for the acquired businesses is accounted for as a deemed dividend in accordance with generally accepted accounting principles. Goodwill was not recorded since this transaction was consummated with related parties and this treatment would have constituted a step-up in basis. The transaction is reflected in the financial statements on the date the transaction occurred of December 31, 1997, in accordance with generally accepted accounting principles.

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     ---------------------------------------

NOTE  3  -  LONG-TERM  DEBT
---------------------------


Long-term debt at year-end consists of the following:
                                                               December 31,    September 30,
                                                                   1997            1997
                                                              --------------  ---------------
                                                                (Unaudited)     (Unaudited)
  Note payable to partnership maturing March 2026,
due in monthly installments of $576 including principal
  and interest at 12%; secured by real estate. . . . . . . .  $      55,628   $       55,686

  Note payable to partnership maturing July 2007,
  due in monthly installments of $653 including principal
  and interest at 12%; secured by real estate. . . . . . . .         63,078           63,144

  Note payable to partnership maturing July 2007,
  due in monthly installments of $309 including principal
  and interest at 12%; secured by real estate. . . . . . . .         29,929           29,956

  Note payable to corporation maturing December 2000,
  due in monthly principal installments of $2,000 plus
  interest at 9%; secured by real estate.. . . . . . . . . .        190,613          204,302

  Note payable to individual maturing September 2000,
  due in monthly installments of $6,556 including principal
  and interest at 9.25%; secured by real estate. . . . . . .        191,027          156,169

  Note payable to individual maturing March 2006,
  due in monthly installments of $2,573, plus interest at
9.25%; secured by real estate. . . . . . . . . . . . . . . .        312,180          312,509

  Note payable to corporation maturing April 2002,
  due in monthly installments of $13,758 including
  principal and interest at 10%; secured by real estate. . .        578,664          605,032

  Note payable to corporation maturing June 2001,
  due in monthly installments of $667, plus interest at
  8.3%; secured by certain equipment.. . . . . . . . . . . .         24,244           25,723

  Note payable to corporation in connection with
  Atcomm acquisition maturing December 2001,
  due in monthly installments of $5,284 including
  principal and interest at 6%; unsecured. . . . . . . . . .        225,000          225,000
                                                              --------------  ---------------
                                                                  1,670,363        1,677,521
  Less current maturities. . . . . . . . . . . . . . . . . .       (299,040)        (278,148)
                                                              --------------  ---------------
                                                              $   1,371,323   $    1,399,373
                                                              ==============  ===============

              TAURUS ENTERTAINMENT COMPANIES, INC. AND SUBSIDIARIES
              -----------------------------------------------------

                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     ---------------------------------------

NOTE  3  -  LONG-TERM  DEBT,  CONTINUED
---------------------------------------

Scheduled  maturities  of  long-term  debt  are  as  follows:

      For the Years Ending
          December 31,
          ------------

               1998                                    $  299,040
               1999                                       319,658
               2000                                       328,473
               2001                                       201,887
               2002                                        97,135
            Thereafter                                    424,170
                                                       ----------

                                                       $1,670,363
                                                       ==========

NOTE  4  -  STOCKHOLDERS'  EQUITY
---------------------------------

In November 1997, the Company's stockholders' approved a 1 for 300 reverse common stock split and the number of authorized shares of common stock was reduced from 200,000,000 to 20,000,000. Additionally, the Company authorized 10,000,000 shares of preferred stock.

NOTE  5  -  SUBSEQUENT  EVENT
-----------------------------

On May 5, 1998, a fire damaged the adult entertainment facility known as Broadstreets Cabaret located in Houston, Texas. The Company anticipates that Broadstreets will remain closed for at least 60 to 90 days during which time the Company plans to remodel the club. The Company believes this event will result in a material decline in revenues during the closure of Broadstreets and until it reopens and re-establishes the business. The Company believes that it has adequate insurance to cover this property damage.

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TAURUS ENTERTAINMENT COMPANIES, INC.



Date:  May  20,  1998                 By: /s/ Eric Langan
                                          ---------------------
                                          Eric Langan, Chairman of the Board and
                                          Chief Accounting Officer